                                                                     Exhibit (s)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Credit Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. or James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Credit Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

              SIGNATURE                           TITLE                  DATE
              ---------                           -----                  ----


/s/ Scott H. Page                       President and Principal    October 17, 2005
-------------------------------------   Executive Officer
Scott H. Page


/s/ Barbara E. Campbell                 Treasurer and Principal    October 17, 2005
-------------------------------------   Financial and Accounting
Barbara E. Campbell                     Officer


/s/ Benjamin C. Esty                    Trustee                    October 17, 2005
-------------------------------------
Benjamin C. Esty


/s/ James B. Hawkes                     Trustee                    October 17, 2005
-------------------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                Trustee                    October 17, 2005
-------------------------------------
Samuel L. Hayes, III


/s/ William H. Park                     Trustee                    October 17, 2005
-------------------------------------
William H. Park


/s/ Ronald A. Pearlman                  Trustee                    October 17, 2005
-------------------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                    Trustee                    October 17, 2005
-------------------------------------
Norton H. Reamer

              SIGNATURE                           TITLE                  DATE
              ---------                           -----                  ----


/s/ Lynn A. Stout                       Trustee                    October 17, 2005
-------------------------------------
Lynn A. Stout


/s/ Ralph F. Verni                      Trustee                    October 17, 2005
-------------------------------------
Ralph F. Verni